The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	RBSGC 2005-A - Group 2
	9/1/05 Cutoff

TOTAL CURRENT BALANCE:	158,981,336.13
TOTAL ORIGINAL BALANCE:	161,149,763.86
NUMBER OF LOANS:	634
		Minimum	Maximum
AVG CURRENT BALANCE:	$250,759.21	$34,643.55	$999,949.99
AVG ORIGINAL BALANCE:	$254,179.44	$35,000.00	$999,999.00
WAVG GROSS COUPON:	5.99678%	5.20000	7.00000%
WAVG CURRENT FICO SCORE:	712	472	810
WAVG ORIGINAL LTV:	72.36%	15.08	100.00%
WAVG ORIGINAL TERM:	360 months	240	360 months
WAVG STATED REMAINING TERM:	349 months	230	354 months
WAVG SEASONING:	11 months	6	31 months
TOP STATE CONCENTRATIONS ($):	32.19 % California, 13.02 % New York, 6.77 % Florida
TOP INTEREST ONLY CONCENTRATIONS ($):	79.57 % NOT IO, 20.43 % IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	73.31 % No Prepay Penalty, 26.69 % Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.13% 92009 (Carlsbad, CA)
WAVG ORIG PREPAY TERM (EXCL 0):	47 months	0	60 months
FIRST PAY DATE:	Mar 01, 2003		Apr 01, 2005
MATURE DATE:	Nov 01, 2024		Mar 01, 2035

DELINQUENT	NEXT DUE DATE	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS		PCT(#)
Current
09/01/05		117,734,903.68	74.06		459		72.40
10/01/05		37,144,239.01	23.36		157		24.76
11/01/05		875,408.59	0.55		3		0.47
12/01/05		127,234.76	0.08		2		0.32
TOTAL		155,881,786.04	98.05		621		97.95
Delq: 30 Days
08/01/05		3,099,550.09	1.95		13		2.05
TOTAL		3,099,550.09	1.95		13		2.05
ORIGINATOR:
CENDANT		47,047,737.30	29.59		213		33.60
FNBN		70,777,742.43	44.52		222		35.02
GREENPOINT		17,494,259.33	11.00		80		12.62
NATIONAL CITY		10,234,097.48	6.44		62		9.78
PINNACLE		588,969.23	0.37		2		0.32
UBS		12,838,530.36	8.08		55		8.68
TOTAL	158,981,336.13		100.00	634		100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

SERVICER:
CENDANT	47,047,737.30	29.59	213	33.60
CMC	71,366,711.66	44.89	224	35.33
GMAC	12,241,192.18	7.70	51	8.04
GREENPOINT	17,494,259.33	11.00	80	12.62
NATIONAL CITY	10,234,097.48	6.44	62	9.78
WELLS	597,338.18	0.38	4	0.63
TOTAL	158,981,336.13	100.00	634	100.00
PRODUCT:
Fixed Rate	126,503,926.35	79.57	544	85.80
Fixed Rate IO	32,477,409.78	20.43	90	14.20
TOTAL	158,981,336.13	100.00	634	100.00
CURRENT BALANCE:
34,644 -100,000	7,154,099.66	4.50	97	15.30
100,001 - 200,000	33,865,148.68	21.30	232	36.59
200,001 - 300,000	24,050,167.02	15.13	99	15.62
300,001 - 400,000	32,938,125.90	20.72	93	14.67
400,001 - 500,000	26,384,586.09	16.60	59	9.31
500,001 - 600,000	14,241,180.69	8.96	26	4.10
600,001 - 700,000	10,895,461.55	6.85	17	2.68
700,001 - 800,000	2,942,303.89	1.85	4	0.63
800,001 - 900,000	1,616,998.83	1.02	2	0.32
900,001 - 999,950	4,893,263.82	3.08	5	0.79
TOTAL	158,981,336.13	100.00	634	100.00
ORIGINAL BALANCE:
35,000 - 100,000	7,154,099.66	4.50	97	15.30
100,001 - 200,000	33,084,695.53	20.81	228	35.96
200,001 - 300,000	24,347,217.91	15.31	101	15.93
300,001 - 400,000	32,437,316.20	20.40	92	14.51
400,001 - 500,000	25,984,572.72	16.34	59	9.31
500,001 - 600,000	15,225,844.61	9.58	28	4.42
600,001 - 700,000	10,595,608.43	6.66	17	2.68
700,001 - 800,000	3,641,718.42	2.29	5	0.79
800,001 - 900,000	1,616,998.83	1.02	2	0.32
900,001 - 999,999	4,893,263.82	3.08	5	0.79
TOTAL	158,981,336.13	100.00	634	100.00
MORTGAGE RATE:
5.200 - 5.250	232,369.58	0.15	1	0.16
5.251 - 5.500	5,094,341.60	3.20	13	2.05
5.501 - 5.750	17,748,905.64	11.16	55	8.68
5.751 - 6.000	71,461,706.70	44.95	269	42.43
6.001 - 6.250	63,583,076.65	39.99	292	46.06
6.251 - 6.500	544,045.03	0.34	2	0.32
7.001 - 7.000	316,890.93	0.20	2	0.32
TOTAL	158,981,336.13	100.00	634	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

CURRENT FICO SCORE:
472 - 500	742,751.53	0.47	4	0.63
501 - 550	1,348,147.61	0.85	7	1.10
551 - 600	2,284,569.47	1.44	12	1.89
601 - 650	14,398,824.15	9.06	63	9.94
651 - 700	44,236,663.18	27.83	179	28.23
701 - 750	52,017,513.53	32.72	213	33.60
751 - 800	42,851,776.25	26.95	147	23.19
801 - 810	1,101,090.41	0.69	9	1.42
TOTAL	158,981,336.13	100.00	634	100.00
ORIGINAL LTV:
<= 50.00	12,825,178.94	8.07	62	9.78
50.01 - 60.00	15,179,538.25	9.55	56	8.83
60.01 - 70.00	29,293,668.28	18.43	87	13.72
70.01 - 80.00	84,007,181.58	52.84	332	52.37
80.01 - 85.00	2,143,369.10	1.35	8	1.26
85.01 - 90.00	6,905,356.10	4.34	40	6.31
90.01 - 95.00	5,677,267.46	3.57	30	4.73
95.01 - 100.00	2,949,776.42	1.86	19	3.00
TOTAL	158,981,336.13	100.00	634	100.00
DEBT RATIO:
<= 0.00	10,839,960.93	6.82	59	9.31
0.01 - 10.00	1,106,987.96	0.70	4	0.63
10.01 - 20.00	7,103,459.66	4.47	36	5.68
20.01 - 30.00	32,468,871.18	20.42	130	20.50
30.01 - 40.00	68,206,627.40	42.90	262	41.32
40.01 - 50.00	38,514,428.03	24.23	140	22.08
50.01 - 60.00	442,928.39	0.28	2	0.32
60.01 - 60.90	298,072.58	0.19	1	0.16
TOTAL	158,981,336.13	100.00	634	100.00
ORIGINAL TERM:
240	528,927.16	0.33	3	0.47
360	158,452,408.97	99.67	631	99.53
TOTAL	158,981,336.13	100.00	634	100.00
REMAINING TERM:
230 - 240	528,927.16	0.33	3	0.47
325 - 336	10,823,066.71	6.81	64	10.09
337 - 348	2,357,054.40	1.48	7	1.10
349 - 354	145,272,287.86	91.38	560	88.33
TOTAL	158,981,336.13	100.00	634	100.00
SEASONING:
6 - 12	147,215,887.39	92.60	567	89.43
13 - 24	942,382.03	0.59	3	0.47
25 - 31	10,823,066.71	6.81	64	10.09
TOTAL	158,981,336.13	100.00	634	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG PREPAY TERM:
0	116,550,321.10	73.31	449	70.82
6	788,540.44	0.50	4	0.63
12	5,022,966.93	3.16	14	2.21
24	949,013.95	0.60	4	0.63
36	8,477,577.66	5.33	43	6.78
42	1,487,771.32	0.94	5	0.79
60	25,705,144.73	16.17	115	18.14
TOTAL	158,981,336.13	100.00	634	100.00
LIEN POSITION:
First Lien	158,981,336.13	100.00	634	100.00
TOTAL	158,981,336.13	100.00	634	100.00
PREPAY FLAG:
No Prepay Penalty	116,550,321.10	73.31	449	70.82
Has Prepay Penalty	42,431,015.03	26.69	185	29.18
TOTAL	158,981,336.13	100.00	634	100.00
DOCUMENTATION:
Express Documentation	483,561.41	0.30	2	0.32
Full Documentation	36,107,120.03	22.71	128	20.19
No Documentation	7,869,237.23	4.95	42	6.62
No Income/Employ Disclosure	89,378.23	0.06	1	0.16
No Income/Employ/Asset Disclo	194,280.31	0.12	1	0.16
No Ratio	1,749,507.01	1.10	10	1.58
Stated Documentation	102,336,943.35	64.37	413	65.14
Stated Income	4,209,637.77	2.65	20	3.15
Stated Income/Asset	5,941,670.79	3.74	17	2.68
TOTAL	158,981,336.13	100.00	634	100.00
PURPOSE CODE:
Cash Out Refinance	61,366,771.26	38.60	231	36.44
Purchase	74,088,802.99	46.60	310	48.90
Rate/Term Refinance	23,525,761.88	14.80	93	14.67
TOTAL	158,981,336.13	100.00	634	100.00
OCCUPANCY:
Investor	13,050,096.22	8.21	83	13.09
Non-owner	1,569,352.50	0.99	12	1.89
Primary	138,145,787.36	86.89	512	80.76
Second Home	6,216,100.05	3.91	27	4.26
TOTAL	158,981,336.13	100.00	634	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

PROPERTY TYPE:
2-4 Units	19,491,575.83	12.26	59	9.31
Condominium	9,893,769.28	6.22	43	6.78
Cooperative	192,279.99	0.12	1	0.16
Deminimus PUD	6,706,793.28	4.22	32	5.05
PUD	3,633,204.00	2.29	18	2.84
Single Family	99,588,081.81	62.64	398	62.78
Single Family Detached	9,206,448.25	5.79	38	5.99
Two-to-Four Family	10,269,183.69	6.46	45	7.10
TOTAL	158,981,336.13	100.00	634	100.00
AMORTIZATION:
Fully Amortizing	158,981,336.13	100.00	634	100.00
TOTAL	158,981,336.13	100.00	634	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

STATE:
California	51,171,237.81	32.19	135	21.29
New York	20,698,141.91	13.02	64	10.09
Florida	10,760,867.69	6.77	57	8.99
New Jersey	10,315,033.67	6.49	29	4.57
Arizona	6,935,695.14	4.36	36	5.68
Pennsylvania	4,526,089.50	2.85	27	4.26
Nevada	4,386,580.92	2.76	16	2.52
Washington	4,206,674.08	2.65	19	3.00
Oregon	4,076,659.07	2.56	22	3.47
Connecticut	3,898,774.74	2.45	14	2.21
Georgia	3,136,107.93	1.97	11	1.74
Texas	3,121,177.00	1.96	21	3.31
Maryland	3,071,119.92	1.93	15	2.37
Illinois	2,959,619.40	1.86	15	2.37
Minnesota	2,873,337.51	1.81	15	2.37
Virginia	2,661,711.80	1.67	14	2.21
Idaho	1,846,060.58	1.16	9	1.42
Massachusetts	1,590,789.01	1.00	7	1.10
Ohio	1,574,457.03	0.99	11	1.74
Michigan	1,534,205.15	0.97	10	1.58
Colorado	1,476,135.32	0.93	7	1.10
New Mexico	1,159,362.24	0.73	8	1.26
Indiana	1,123,847.37	0.71	10	1.58
Wisconsin	868,721.99	0.55	5	0.79
Utah	853,443.90	0.54	6	0.95
Iowa	769,471.88	0.48	3	0.47
Missouri	684,275.89	0.43	3	0.47
North Carolina	673,346.47	0.42	5	0.79
Arkansas	658,045.94	0.41	5	0.79
Montana	627,096.79	0.39	3	0.47
South Carolina	581,118.24	0.37	6	0.95
Tennessee	470,061.59	0.30	5	0.79
Rhode Island	426,242.73	0.27	1	0.16
New Hampshire	414,631.68	0.26	2	0.32
Alabama	409,124.42	0.26	3	0.47
West Virginia	356,575.62	0.22	1	0.16
Delaware	355,857.32	0.22	1	0.16
District of Columbia	330,577.36	0.21	1	0.16
Kansas	242,055.73	0.15	2	0.32
Kentucky	230,086.32	0.14	2	0.32
Maine	220,958.79	0.14	2	0.32
Hawaii	213,435.00	0.13	1	0.16
Oklahoma	196,438.21	0.12	2	0.32
Nebraska	179,744.11	0.11	2	0.32
Louisiana	116,341.36	0.07	1	0.16
TOTAL	158,981,336.13	100.00	634	100.00

For internal use only. All Amounts subject to change.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

ORIG LTV RANGE	PMI	CURRENT PRINCIPAL BAL	PCT($)	# OF LOANS	PCT(#)
15.08 -80.00
	No MI	141,168,572.64	88.80	536	84.54
	Setup	136,994.41	0.09	1	0.16
	TOTAL	141,305,567.05	88.88	537	84.70
> 80.00
	GEMICO	114,040.05	0.07	1	0.16
	MGIC	814,835.00	0.51	3	0.47
	PMI	1,578,698.08	0.99	10	1.58
	Radian	4,993,932.22	3.14	22	3.47
	Republic	557,623.53	0.35	4	0.63
	United Guaranty	9,616,640.20	6.05	57	8.99
	TOTAL	17,675,769.08	11.12	97	15.30

For internal use only. All Amounts subject to change.